Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Lanbo Financial Group, Inc. (the "Registrant") on Form 10-KSB for the quarter period ended December 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Pingji Lu, Chairman of the Board and Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of and for the period covered by the Report.

      Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.


                                            /s/ Pingji Lu
                                            -----------------------
                                            Pingji Lu
March 31, 2005                              Chairman of the Board and
                                            Chief Executive Officer